================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Southwest Water Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

(LOGO)  Southwest Water Company "A Water Management Company"



PROXY STATEMENT
April 15, 1999


                    [PICTURE OF CHILD AT DRINKING FOUNTAIN]





                     We provide the water and the service.

          YOUR VOTE IS IMPORTANT


               Stockholders of Southwest Water Company as of March 31, 1999 will be eligible to vote on the proposals described in the attached Proxy Statement. Please note that shares of stock are usually registered in one of two ways as discussed below and that each way has a slightly different voting procedure:


               (1) Your securities may be registered in your name with our transfer agent, ChaseMellon Shareholder Services. If so, you have two ways that you can vote:


                   . By Telephone: Call the toll-free telephone number on your proxy card to vote by phone.
                   . By Mail: Mark, sign, date and mail your proxy card to our Transfer Agent, ChaseMellon Shareholder Services, in the enclosed envelope.



               (2) If your shares are not held in your name with our transfer agent, and are held for you by a bank, broker or other agency, you will receive instructions directly from the agency holding them. Some of you will also be given the opportunity to vote by telephone. Your voting instructions will be included with your proxy materials, and you should follow these instructions in order for your shares to be voted.

          ELIMINATE DUPLICATE MAILINGS

               If you are a stockholder with your stock recorded in your name with our transfer agent and have more than one account in your name, or live at the same address as other stockholders that have stock recorded with our transfer agent, you may authorize us to discontinue multiple mailings. To discontinue multiple mailings, mark the box on the appropriate proxy card(s).

                            SOUTHWEST WATER COMPANY

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   ----------------------------------------


TIME:                                10:00 a.m., local time,
                                     on Thursday, May 27, 1999

PLACE:                               Hotel Inter-Continental
                                     251 South Olive Street
                                     Los Angeles, California

ITEMS OF BUSINESS:                   (1)  To elect one member of the Board of
                                     Directors for a three-year term.
                                     (2)  To ratify the appointment of KPMG LLP
                                     as our independent auditors for the 1999 fiscal year.
                                     (3) To transact other business as may properly come before the Meeting and any adjournment or postponement.
RECORD DATE:                         You can vote if you owned Southwest Water Company stock on
                                     March 31, 1999.

ANNUAL REPORT AND FORM 10-K:         Our 1998 Annual Report and Form 10-K, which are not a part of the proxy soliciting material, are enclosed.

PROXY VOTING:                        It is important that your shares be represented and voted so that we can have a valid meeting. Please vote in one of two ways:

                                     (1) If available, USE THE TOLL-FREE TELEPHONE NUMBER shown on the enclosed proxy card
                                                                  OR
                                     (2) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                                     Your proxy may be revoked or changed at any time prior to
                                     the Meeting by completing a new proxy card.

                                                                     Peter J. Moerbeek
April 15, 1999                                                           Secretary
============================================================================================================================


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
PROXY STATEMENT
  Proxy Delivery..................................................            1
  Annual Meeting Admission........................................            1
  Stockholders Entitled to Vote...................................            1
  Proxies.........................................................            1
  Vote by Telephone...............................................            1
  Vote by Mail....................................................            1
  Voting at the Annual Meeting....................................            2
  Voting on Other Matters.........................................            2
  Consolidation of Your Vote......................................            2
  List of Stockholders............................................            2
  Quorum..........................................................            2
  Required Vote...................................................            2
  Cost of Proxy Solicitation......................................            2
  Section 16(a) Beneficial Ownership Reporting Compliance.........            2

GOVERNANCE OF THE COMPANY
  Our Corporate Governance Principles.............................            3
  Board and Committee Membership..................................            4
  The Audit Committee.............................................            4
  The Investment/Acquisition Committee............................            4
  The Nominating Committee........................................            4
  The Compensation Committee......................................            5
  Compensation of Directors.......................................          5-6
  Fees and Benefit Plans for Non-Employee Directors...............          5-6
  Beneficial Ownership of the Company's Securities................          7-8
  Comparison of the Cumulative Total Return on the
  Company's Common Stock to Certain Industry Standards............            8
  Related Transactions............................................            9


EXECUTIVE COMPENSATION
  Summary Compensation Table......................................           10
  Executive Officers' Severance Compensation Agreements...........           11
  Option Grants to Executive Officers in 1998.....................           12
  Option Exercises in 1998 and Year-End Option Values.............           13
  Retirement Benefits.............................................        13-14
  Executive Compensation Committee Report.........................        15-16

ITEM 1  ELECTION OF DIRECTORS
  Nominee for Director Whose Term Expires in 1999.................           17
  Directors Whose Terms Expire in 2000............................           18
  Directors Whose Terms Expire in 2001............................           18
  Executive Officers Who Are Not Directors........................           18

ITEM 2  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.....           19

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS........           20

(LOGO)    Southwest Water Company "A Water Management Company"
          225 North Barranca Avenue, Suite 200
          West Covina, California 91791-1605
          Telephone: (626) 915-1551
          Fax: (626) 915-1558
          e-mail: swwc@southwestwater.com

                                              PROXY STATEMENT
--------------------------------------------------------------------------------


Proxy Delivery                                           Proxies
     These proxy materials are delivered in                   Your vote is important so that we can have a valid
connection with the solicitation by the Board            meeting.  The proxy card that accompanies this proxy
of Directors of Southwest Water Company                  statement will give you voting instructions.  Please
("Southwest Water," the "Company" "we," or               review the enclosed proxy materials and vote as soon
"us"), a Delaware corporation, of proxies to be          as possible.
voted at our 1999 Annual Meeting of
Stockholders and at any adjournment or                        Proxies may be changed or revoked at any time before
postponement of that meeting.                            the Meeting by (1) written notice to the Secretary of
                                                         the Company, or
     You are invited to attend our Annual Meeting of     (2) timely delivery of a valid, later-dated proxy or
Stockholders on May 27, 1999, beginning at               (3) voting by ballot at the Annual Meeting.
10:00 a.m., local time.  The Meeting will be
held at the Hotel Inter-Continental, 251 South                You can save us the expense of a second mailing by
Olive Street, Los Angeles, California.                   voting promptly.  Choose one of the following voting
                                                         methods to cast your vote, unless you are instructed
     This Proxy Statement, form of proxy and voting      differently:
instructions are being mailed on or about April
15, 1999.
                                                         1.   Vote by Telephone
Annual Meeting Admission
     If your shares are held in the name of a bank,               You can vote your shares by telephone by calling the
broker or other holder of record and you plan                 toll-free telephone number (at no cost to you) on your
to attend the Meeting, please obtain proof of                 proxy card.  Telephone voting is available 24 hours a
ownership, such as a current brokerage account                day.  Have your proxy card with you when you place
statement or certification from your broker.                  your call.  Easy-to-follow voice prompts allow you to
                                                              vote your shares and confirm that your instructions
Stockholders Entitled to Vote                                 have been properly recorded.  If you vote by
     Owners of Southwest Water Company common or              telephone, you do not need to return your proxy card.
Preferred Series "A" stock at the close of
business on March 31, 1999 are entitled to
receive this notice and to vote their shares at
the Annual Meeting.  As of that date, there              2.   Vote by Mail
were 4,253,272 common shares outstanding and
10,341 shares of Preferred Series "A"                             If you choose to vote by mail, simply mark your proxy,
outstanding.                                                  date and sign it, and return it in the postage-paid
                                                              envelope provided.  If your shares are registered with
     Common shares are entitled to one vote each, and         our transfer agent, and if you wish to discontinue
Preferred Series "A" shares are entitled to                   future duplicate mailings, check the box provided on
five votes each on matters properly brought                   the card.
before the Meeting.  The combined total number
of votes eligible to vote is 4,304,977.

Voting at the Annual Meeting                             Cost of Proxy Distribution and Solicitation
     The method by which you vote a proxy now will in          We will pay the expenses of distributing the proxy
no way limit your right to vote at the Annual            materials and soliciting proxies.  Proxies may be
Meeting if you later decide to attend in                 solicited on our behalf by Directors, officers or
person.  If your shares are held in the name of          employees, in person or by telephone, electronic
a bank, broker or other agency and you plan to           transmission or by facsimile transmission.
attend the Meeting, please obtain proof of               ChaseMellon Shareholder Services will distribute the
ownership, such as a current brokerage account           proxy materials to our registered stockholders, and
statement or certification from your broker.             ADP will distribute these materials to our beneficial
                                                         holders.
     All shares that have been properly voted
whether by telephone or mail  and not revoked            Section 16(a) Beneficial Ownership Reporting Compliance
will be voted at the Annual Meeting in                        Section 16(a) of the Securities Exchange Act of 1934
accordance with your instructions.  If you sign          requires our Directors and executive officers to file
your proxy card but do not give voting                   reports of holdings and transactions in Southwest
instructions, the shares represented by that             Water shares with the SEC and the Nasdaq Stock Market.
proxy will be voted as recommended by the Board          Based on our records and other information, we believe
of Directors.                                            that in 1998 our Directors and executive officers met
                                                         all applicable SEC filing requirements.

Voting On Other Matters
     If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date of this proxy statement, we did not know of any other matter to be raised at the Annual Meeting.

List of Stockholders
     A list of stockholders who have shares
registered in their own name and are entitled to vote will be available at the Annual Meeting.

Quorum
     In order to carry on the business of the Meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote (with each share of Preferred
Stock counting as five votes for every share owned for purposes of the quorum) must be represented at the meeting, either by proxy or in person.

Required Vote
     A majority of the votes cast is required for the election of Directors. Abstentions and broker
"non-votes" are not counted for purposes of the election of Directors.

     The affirmative vote of a majority of the votes
cast is required to ratify the appointment of
KPMG LLP.  Abstentions and broker "non-votes"
are not counted for purposes of approving this
matter.
-------------------------------------------------------------------------------

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------

                      Our Corporate Governance Principles


Role and Composition of the Board of Directors


1. The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company except with respect to those matters reserved to the stockholders. It selects the senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance.


2. It is a policy of the Company that the Board consist of a majority of outside directors and that the number of directors not exceed a number that can function efficiently as a body. The Nominating Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Nominating Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, retirement, or for any other reason. Candidates are selected for their character, judgment, business experience and acumen. Final approval of a candidate is determined by the full Board. All Directors are expected to own the Company's stock. The Company's current Directors are listed below.


      Non-Employee Directors: H. Frederick Christie, Michael J. Fasman, Monroe
      ----------------------
                              Harris, Donovan D. Huennekens, Richard Kelton, Maureen A. Kindel and Richard G. Newman.


      Employee Director:      Anton C. Garnier, Chairman and CEO
      -----------------



3. The Chairman and CEO is responsible for establishing effective communications with the Company's stockholders, board members and Company associates.
--------------------------------------------------------------------------------

                         Board and Committee Membership

     During 1998, the Board of Directors met eight times, either in person or by telephone conference call. All of our Directors attended 85 percent or more of the meetings of the Board and Board committees on which they served in 1998. Committees of the Board are described as follows:

-------------------------------------------------------------------------------------------------------------------------
The Audit Committee
     The members of the Audit Committee during 1998 were         .  Sets overall investment policy with respect to the
Mr. Kelton (Chairman), Mr. Fasman, Mr. Huennekens and               Company's short-term funds; and
Ms. Kindel. During 1998, this Committee held two                 .  Analyzes the effects of external economic conditions on
meetings.  Among its responsibilities, the Audit                    the Company's investment policy.
Committee:
 .   Recommends to the Board the appointment of the Company's     The Nominating Committee
    independent auditors for the ensuing year;                         The members of the Nominating Committee during 1998 were Mr.
 .   Reviews with the independent auditors and management the     Newman (Chairman), Mr. Fasman and Mr. Harris.  During 1998,
    scope and results of the audit engagement (as well as        the Nominating Committee held one meeting.  The functions of
    management's internal audit program);                        the Nominating Committee include:
 .   Reviews the adequacy of the Company's internal control       .  Establishing criteria for the selection of nominees for
    procedures and reviews the independence of the auditors;        election as directors;
 .   Reviews with the outside auditors any questions or           .  Reviewing the qualifications of and maintaining
    suggestions they may have relating to our internal              information concerning potential nominees;
    controls, accounting practices or procedures or those of     .  Making recommendations to the Board with respect to
    our subsidiaries; and                                           nominees for election as directors at the Annual Meeting of
 .   Reviews compliance with laws, regulations, and internal         Stockholders;
    procedures, contingent liabilities and risks that may be     .  Reviewing, on a long-term basis, the size and composition
    material to us.                                                 of the Board as vacancies occur; and
                                                                 .  Establishing Non-Employee Director retirement policies.
The Investment/Acquisition Committee
     The members of the Investment/ Acquisition ("I/A")                The Nominating Committee will consider recommendations for
Committee during 1998 were Mr. Huennekens (Chairman),            director nominees proposed by stockholders. Any
Mr. Christie, Mr. Kelton and Ms. Kindel.  During 1998,           recommendations for nominees should be submitted in writing
this Committee held three meetings.  Among its                   to Mr. Newman at the Company's principal executive offices:
responsibilities, the I/A Committee:                             Southwest Water Company, 225 North Barranca Avenue, Suite
 .   Provides direction in the areas of long-term planning,       200, West Covina, California 91791-1605.
    consideration of diversification alternatives, new
    business developments, and acquisitions and mergers;

----------------------------------------------------------------------------------------------------------------------------
The Compensation Committee                                             Non-Employee Director Stock Option Plan.  On May 28, 1998,
     The members of the Compensation Committee during 1998       the day of our 1998 Annual Meeting of Stockholders, all of
were Mr. Harris (Chairman), Mr. Christie and Mr.                 our Non-Employee Directors were awarded a stock option grant
Newman.  During 1998, the Compensation Committee held            of 1,260 shares of the Company's common stock under the 1996
four meetings.  The Committee is responsible for:                Stock Option Plan for Non-Employee Directors (the "Director
 .  Establishing annual and long-term performance goals for       Option Plan").  The total options granted under this plan in
   our appointed executive officers;                             1998 were 8,820.  Each of the seven Non-Employee Director
 .  Approving and reporting to the Board the annual               awards of 1,260 shares at $16.125 was subsequently adjusted
   compensation for all executive officers, including salary,    to 1,575 shares at an exercise price of $12.90 to reflect
   stock options, incentive compensation and other benefits;     last October's 5-for-4 stock split.
 .  Granting stock awards and stock option grants; and                  Under the Director Option Plan, Non-Employee Directors are
 .  Reviewing the Company`s non-qualified benefit plans.          granted an initial award of 1,575 shares of the Company's
  The Compensation Committee consists of independent,            common stock when they become Directors. Afterwards, each
   Non-Employee Directors.                                       Non-Employee Director is granted an annual award of 1,575
                                                                 shares of the Company's Common stock on the day of each
Compensation Committee Interlocks and Insider Participation      Annual Meeting, provided the Director continues to serve as
     There were no Compensation Committee interlocks or          a Director following the Meeting.
insider participation during 1998.                                     Initially, 50,000 shares of the Company's common stock were reserved for issuance under the Director Option Plan.  Stock
Compensation of Directors  Fees and Benefit Plans for            dividends and a 5-for-4 stock split increased the number of
Non-Employee Directors                                           shares reserved for issuance by an additional 28,750 shares.
                                                                 The total number of shares reserved for issuance under the
     Annual Cash Retainer Fees.  Non-Employee Directors          Director Option Plan is 78,750.
receive an annual cash retainer fee of $12,000 per year.
In addition, the Chair of a Board committee receives an                Service Policy for Directors.  In August 1998, the Board
additional $1,200 per year.                                      established a Service Policy for Directors.  This policy
                                                                 stipulates that Directors will not serve on the Southwest
     Meeting Fees.  Non-Employee Directors also receive a fee    Water Company Board past his or her 72nd birthday.  The
of $1,000 for attending each Board meeting, committee            Board authorized the Nominating Committee to develop a
meeting and long-range planning meeting.  When a                 transition plan for current Directors who are older than 72
committee meeting is held on the same day as a Board             years of age.
meeting, the committee attendance fee is $500.
Directors who are officers of the Company are not paid
any fees or additional remuneration for services as
members of the Board or any Board committee.
----------------------------------------------------------------------------------------------------------------------------

              NON-EMPLOYEE DIRECTOR STOCK OPTIONS GRANTED IN 1998


                                                Individual Grants
                                ------------------------------------------------
                                     Options       Exercise          Expiration
                                   (#) (1)(2)     Base Price            Date
                                                 ($/sh.) (2)
-------------------------------
Eligible Directors
--------------------------------------------------------------------------------

H. Frederick Christie              1,575              $12.90              2008
--------------------------------------------------------------------------------
Michael J. Fasman                  1,575              $12.90              2008
--------------------------------------------------------------------------------
Monroe Harris                      1,575              $12.90              2008
--------------------------------------------------------------------------------
Donovan D. Huennekens              1,575              $12.90              2008
--------------------------------------------------------------------------------
Richard Kelton                     1,575              $12.90              2008
--------------------------------------------------------------------------------
Maureen A. Kindel                  1,575              $12.90              2008
--------------------------------------------------------------------------------
Richard G. Newman                  1,575              $12.90              2008
--------------------------------------------------------------------------------



(1)   Options vest 50% per year until fully vested.
(2) All options have been adjusted to reflect a 5% stock dividend on January 2, 1998 and a 5-for-4 stock split on October 1, 1998.



                             NON-EMPLOYEE DIRECTOR
              OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES



                             Shares                               Number of                   Value of Unexercised
                            Acquired                         Unexercised Options            In-the-Money Options at
                               On           Value           At December 31, 1998             December 31, 1998 (1)
Non-Employee                Exercise       Realized        Exercisable/Unexercisable        Exercisable/Unexercisable
Director Name                 (#)            ($)                      (#)                              ($)
------------------------------------------------------------------------------------------------------------------------
H. Frederick Christie          0               0                 1,479 / 3,403                     10,621 / 17,844
------------------------------------------------------------------------------------------------------------------------
Michael J. Fasman             318            3,086               5,611 / 4,196                     36,425 / 26,158
------------------------------------------------------------------------------------------------------------------------
Monroe Harris                2,066          11,353               4,734 / 4,197                     48,892 / 26,169
------------------------------------------------------------------------------------------------------------------------
Donovan D. Huennekens          0               0                 5,711 / 2,562                     38,311 / 11,038
------------------------------------------------------------------------------------------------------------------------
Richard Kelton                 0               0                 5,711 / 2,562                     38,311 / 11,038
------------------------------------------------------------------------------------------------------------------------
Maureen A. Kindel              0               0                   787 / 2,363                     4,277 /   8,575
------------------------------------------------------------------------------------------------------------------------
Richard G. Newman              0               0                 4,931 / 3,999                     37,453 / 23,942
------------------------------------------------------------------------------------------------------------------------



(1) Difference between fair market value at fiscal year end of $15.625 and option exercise price.

      At December 31, 1998, the Non-Employee Director Group had a total of 52,246 stock options outstanding with a weighted average exercise price of $9.39 per share. The stock options shown in the above table include stock options granted under the Director Option Plan and the Company's Stock Option Plan.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES


By Directors and Executive Officers


   The following table sets forth, as of March 31, 1999, the number of shares of each class of equity securities of the Company beneficially owned by each Director and Executive Officer of the Company and its subsidiaries, and by all directors and executive officers as a group. All securities are common stock, and except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                            Number of      Exercisable      Total Number of
Name of                                      Shares          Options          Shares and
Beneficial Owner and                      Beneficially    Beneficially    Exercisable Options   Percentage
Capacity with Company                         Owned         Owned (a)     Beneficially Owned     Of Class
----------------------------------------------------------------------------------------------------------
H. Frederick Christie, Director             6,615                3,401                 10,016            *
----------------------------------------------------------------------------------------------------------
Michael J. Fasman, Director                 6,634   (b)          7,533                 14,167            *
----------------------------------------------------------------------------------------------------------
Monroe Harris, Director                    14,934   (c)          7,053                 21,987            *
----------------------------------------------------------------------------------------------------------
Donovan D. Huennekens, Director            17,413   (d)          7,485                 24,898            *
----------------------------------------------------------------------------------------------------------
Richard Kelton, Director                   40,818   (e)          7,485                 48,303          1.1%
----------------------------------------------------------------------------------------------------------
Maureen A. Kindel, Director                 1,250                2,362                  3,612            *
----------------------------------------------------------------------------------------------------------
Richard G. Newman, Director                12,919   (f)          7,250                 20,169            *
----------------------------------------------------------------------------------------------------------
Anton C. Garnier, Director, Chairman,
 President and Chief Executive Officer    147,244   (g)         91,435                238,679          5.4%
----------------------------------------------------------------------------------------------------------
Peter J. Moerbeek, Chief Financial
 Officer and Secretary of Company;
 President, ECO Resources, Inc.             6,824               26,682                 33,506            *
----------------------------------------------------------------------------------------------------------
Michael O. Quinn, President,
 Suburban Water Systems                     8,681               10,544                 19,225            *
----------------------------------------------------------------------------------------------------------
Robert L. Swartwout, President,
 New Mexico Utilities, Inc.                 4,938                6,486                 11,424            *
----------------------------------------------------------------------------------------------------------
All Directors and Executive Officers
 As a Group (11 persons)                  268,270              177,716                445,986         10.1%
----------------------------------------------------------------------------------------------------------

*   Indicates less than one percent of class of stock.

(a) Includes options that become exercisable within 60 days after March 31, 1999..
(b) Excludes 22,926 shares of common stock held of record by Mr. Fasman's wife, as trustee. Also excludes 45,670 shares of common stock and 147 shares of Series "A" preferred stock held of record by Mr. Fasman as a co-trustee of two trusts in which Mr. Fasman has no voting or investment control. Mr. Fasman disclaims beneficial ownership of all such shares.
(c) Includes 11,358 shares of common stock held by Mr. Harris and his wife as co-trustees of a family trust. Mr. Harris has shared voting and investment power with respect to such shares.
(d) Mr. & Mrs. Huennekens hold all of the 17,413 shares of common stock as trustees of a revocable trust for their benefit. Mr. Huennekens is a trustee of such trust, and has shared voting and investment power with respect to such shares.
(e) Included in the table are 11,550 shares of common stock held by The Kelton Foundation (the "Foundation"), a charitable corporation. Mr. Kelton is President of the Foundation and has sole voting and investment power with respect to such shares. Mr. Kelton disclaims pecuniary interest in the shares held by the Foundation.
(f) Mr. and Mrs. Newman hold all of the 12,919 shares of common stock as trustees of a revocable trust for their benefit. Mr. Newman is a trustee of such trust, and has shared voting and investment power with respect to such shares.
(g) Included in the table are 40,801 common shares owned by Mr. and Mrs. Garnier as trustees of a revocable trust for their benefit. Mr. Garnier is trustee of such trust and has shared voting and investment power with respect to the shares. Also included in the table are 59,204 common shares representing Mr. Garnier's proportionate interests in two corporations of which Mr. Garnier is president, a director and a stockholder. Mr. Garnier has shared voting and investment power with respect to these two corporations, which own a total of 255,358 shares (6.0%) of Southwest Water Company common stock. Other than his proportionate interests above, Mr. Garnier disclaims beneficial ownership of these shares.

By Others

     The following table identifies others who own more than five percent of any class or series of the Company's outstanding voting securities as of the Record
Date:



-----------------------------------------------------------------------------------------------------------
                               Name and Address                   Number of  Shares          Percentage
   Class of Stock             Of Beneficial Owner                Beneficially Owned           Of Class
-----------------------------------------------------------------------------------------------------------
Series "A" Preferred      Lincoln National Life Insurance Co.          3,607                     35%
                          C/O Banker's Trust
                          P.O. Box 704, Church Street Station
                          New York, NY 10008
-----------------------------------------------------------------------------------------------------------

                   COMPARISON OF THE CUMULATIVE TOTAL RETURN
          ON THE COMPANY'S COMMON STOCK TO CERTAIN INDUSTRY STANDARDS

     The following graph compares the cumulative total return to holders of the Common stock of the Company during the most recent five fiscal years versus the average return to investors during the same period achieved by 13 publicly held water utilities listed in the Edward Jones Water Utility Index and The Standard and Poor's Index of 500 Companies. The comparison assumes that $100 was invested on December 31, 1993, and the cumulative total return assumes the reinvestment of dividends. The historical stock performance shown on the graph is not necessarily indicative of future stock performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                    AMONG SOUTHWEST WATER AVGE. AND S&P 500

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           SOUTHWEST       WATER          S&P
(Fiscal Year Covered)          WATER         AVGE.          500
-------------------          ----------     ---------     ----------
Measurement Pt-12/31/93      $100.00        $100.00      $100.00
FYE 12/31/94                 $ 91.03        $ 92.66      $101.32
FYE 12/31/95                 $113.20        $117.58      $139.37
FYE 12/31/96                 $201.94        $141.16      $171.35
FYE 12/31/97                 $274.34        $192.79      $228.50
FYE 12/31/98                 $313.09        $243.88      $293.80

Related Transactions                                                   In 1998, Suburban made a lease payment of $52,958 for the
                                                                 use of water rights owned by a Garnier family trust.  Based
     Mr. Garnier is a director and a beneficial owner of         upon payments made by other non-related parties, the lease
approximately 10 percent of the outstanding stock of             payments were at market rate.
California Michigan Land and Water Company (California
Michigan).  East Pasadena Water Company (East Pasadena),               The foregoing transactions were reviewed and approved by the
a water purveyor, is a wholly owned subsidiary of                outside members of the Board of Directors of the Company.
California Michigan.  In 1998, East Pasadena                     Mr. Garnier did not participate in the Board's consideration
participated in employee insurance coverage with the             of these transactions.
Company and its wholly-owned subsidiary, Suburban Water
Systems, and reimbursed them an aggregate of $21,423,
representing its proportionate share of the cost of
employee insurance coverage and other services.

     East Pasadena is also a party to the Noncontributory
Defined Benefit Pension Plan, and makes contributions
and pays administrative fees on the same actuarial basis
as payments by the Company.   The Pension Plan owns 363
shares of California Michigan stock, or 17 percent of
the common shares outstanding of California Michigan
stock.
----------------------------------------------------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION


                          Summary Compensation Table


                                                                                                    Long Term
                            Annual Compensation                                                    Compensation
-----------------------------------------------------------------------------------------------------------------
                                                                                                       Stock
Name and                                                        Salary           Bonus                Options
Principal Position                                 Year         ($)(1)            ($)               (#) (2) (3)
-----------------------------------------------------------------------------------------------------------------

Anton C. Garnier                                    1998         230,000          120,000                 31,250
   Chairman, Chief Executive                        1997         220,000          154,000                 15,750
   Officer and President                            1996         210,000           85,000                 15,750
-----------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek                                   1998         172,000           78,000                 25,000
   Chief Financial Officer and                      1997         161,000           89,900                 10,500
   Secretary of the Company;                        1996         154,500           60,500                  9,292
   President,
   ECO Resources, Inc.
-----------------------------------------------------------------------------------------------------------------
Michael O. Quinn                                    1998         151,000           42,575                  3,125
   President,                                       1997         146,500           44,450                  3,281
   Suburban Water Systems                           1996         143,700           35,600                  3,780
-----------------------------------------------------------------------------------------------------------------
Robert L. Swartwout                                 1998         108,000           38,000                  2,500
   President,                                       1997         104,800           16,000                  2,625
   New Mexico Utilities, Inc.                       1996         101,800           31,100                  2,677
-----------------------------------------------------------------------------------------------------------------


(1)  There were no other compensation items totaling $50,000 or greater.
(2) Options have been adjusted to reflect a 5-for-4 stock split on October 1, 1998, and stock dividends of 5% on January 2, 1998, 20% on January 2, 1997, and 5% on January 2, 1996, and were granted at fair market value on the date of grant.
(3) Restricted stock options can no longer be granted. Restricted stock previously awarded vests 10 years after grant. Dividends on the restricted stock are paid without restrictions. The following is the restricted stock issued and outstanding as of December 31, 1998 (valued at the year-end closing price of $15.625):
     Anton C. Garnier received 9,973 shares (granted in 1989) valued at
     $155,828.
     Michael O. Quinn received 3,318 shares (granted in 1989) valued at
     $51,844.

Executive Severance Compensation Agreements                            Cash severance amounts as of December 31, 1998, assuming
                                                                 termination meets the requirements for a severance payment,
     In 1998, Messrs. Garnier and Moerbeek entered into new      are as follows: Mr. Garnier - $900,127; Mr. Moerbeek -
severance compensation agreements with the Company.  The         $685,442; Mr. Quinn - $256,856;  and
Company has agreed to provide severance benefits and             Mr. Swartwout - $194,650.  In addition to the cash payment,
payments to Messrs. Garnier and Moerbeek  based on 2.99          each executive is entitled to certain health insurance
times their respective average 5-year compensation if            benefits with a value of approximately $25,000 and
certain conditions are met.                                      outplacement services with a maximum benefit of $15,000 each for Messrs. Garnier and Moerbeek and $4,000 each for Messrs.
     In 1995, Messrs. Quinn and Swartwout entered into           Quinn and Swartwout.  For purposes of the severance
severance compensation agreements with the Company.  The         compensation agreements, a "change in control" is generally
Company has agreed to provide severance benefits and             defined as a change in the person or persons owning,
payments to Messrs. Quinn and Swartwout based on 1.5             directly or indirectly, sufficient voting stock to elect the
times their respective average 5-year compensation if            Board of Directors for the entity that employs an executive.
certain conditions are met.                                      These severance compensation agreements are in addition to the plans described under the heading "Retirement Benefits."
     The severance compensation agreements for Messrs.
Garnier, Moerbeek, Quinn and Swartwout will be triggered               In 1992, Mr. Swartwout and New Mexico Utilities, Inc. (NMUI)
if one of the following conditions is met: (1)                   entered into an agreement whereby upon a disposition of
termination of the executive's employment by his                 substantially all assets of NMUI, Mr. Swartwout is entitled
employer prior to the second anniversary of a change in          to a severance payment of one percent of the gross
control other than by retirement or for death,                   disposition price if in excess of $6,000,000, or three
disability or cause; or (2) termination of executive's           percent of the gross disposition price if in excess of
employment by the executive within two years after a             $11,000,000.  For Mr. Swartwout to be given this severance
change in control for "good reason" (including                   payment, he would need to continue his employment with NMUI
assignment of executive to duties inconsistent with              through the completion of the transaction, at which time he
executive's position, duties, responsibilities and               would receive a cash payment equal to the greater of (1) the
status prior to the change in control, or alternatively,         cash severance payment determined by his severance
a reduction in salary, a significant reduction in                compensation agreement or (2) the amount determined under
benefits, an elimination of stock plans or a relocation          the NMUI agreement based upon the gross disposition price of
of employment greater than 50 miles), without written            the NMUI assets.
consent by the executive.  Under these agreements, cash
severance payments are based upon base salary, auto
benefits, bonuses and certain life insurance premium
amounts paid by the employer.  Cash severance payments
are payable within five days after termination of
employment.
----------------------------------------------------------------------------------------------------------------------------

                  OPTION GRANTS TO EXECUTIVE OFFICERS IN 1998

     Stock options were granted during the Company's most recent fiscal year to the chief executive officer and the other executive officers listed below. The following table sets forth a summary of information relating to the potential realizable value of stock options granted in 1998. Exercise prices and number of options have been adjusted to reflect a 5-for-4 stock split (in the form of a dividend) on October 1, 1998 and a 5% stock dividend on January 2, 1998.



                                                                                           Potential Realizable Value
                                                                                             At Assumed Annual Rates
                                 Individual Grants                                         Of Stock Price Appreciation
                                                                                             For 10-Year Option Term
--------------------------------------------------------------------------------------------------------------------------
                                     % of Total
                                  Options Granted      Exercise
                                         to               Or                           At 0%       At 5%         At 10%
                       Options       Employees           Base                         Annual       Annual        Annual
                       Granted           In             Price       Expiration Date   Growth       Growth        Growth
Executive               (#) (1)     Fiscal Year        ($/sh.) (2)                     Rate ($)   Rate ($)      Rate ($)

--------------------------------------------------------------------------------------------------------------------------
Anton C. Garnier        31,250          33%             12.80            2008           0         251,558         637,497
--------------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek       25,000          27%             12.80            2008           0         201,246         509,998
--------------------------------------------------------------------------------------------------------------------------
Michael O. Quinn         3,125           3%             12.80            2008           0          25,156          63,750
--------------------------------------------------------------------------------------------------------------------------
Robert L. Swartwout      2,500           3%             12.80            2008           0          20,125          51,000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
All Stockholders (3)       N/A          N/A              N/A             N/A           N/A     41,794,686     105,915,940
--------------------------------------------------------------------------------------------------------------------------
All Optionees           94,150         100%            12.80             2008           0         758,587       1,922,408
--------------------------------------------------------------------------------------------------------------------------
Optionee Gain
As % of Total
Stockholders' Gain       N/A            N/A              N/A             N/A           N/A           1.8%            1.8%
--------------------------------------------------------------------------------------------------------------------------

(1) Options vest 20% per year until fully vested. All options have been adjusted to reflect a 5-for-4 stock split (in the form of a dividend) on October 1, 1998 and a 5% stock dividend on January 2, 1998. Under the terms of the Company's Amended and Restated Stock Option and Restricted Stock Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to re-price the options. The options were granted for a term of 10 years, subject to earlier cancellation upon certain events related to termination of employment. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, or by offset of the underlying shares, subject to certain conditions.
(2) All exercise prices represent fair market value on the date of grant, after adjusting to reflect a 5-for-4 stock split on October 1, 1998 and a 5% stock dividend on January 2, 1998.
(3)  Based on total number of shares outstanding at December 31, 1998.

Exercise of Options by Executive Officers

  The following table shows information as to exercised and unexercised stock options, value realized and the value of unexercised options during the Company's most recent fiscal year by the chief executive officer of the Company and the Company's other executive officers.


              OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES


                          Shares                                                     Value of Unexercised In-The-Money
                         Acquired       Value      Number of Unexercised Options                Options at
                        On Exercise    Realized        At December 31, 1998                  December 31, 1998
Executive                   (#)          ($)                    (#)                               ($)(1)
-----------------------------------------------------------------------------------------------------------------------
                                                     Exercisable/Unexercisable           Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Anton C. Garnier                0           0             73,818 / 60,901                   501,522 / 313,574
-----------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek               0           0             17,323 /  46,914                  165,894 / 245,941
-----------------------------------------------------------------------------------------------------------------------
Michael O. Quinn                0           0             21,649 /  10,132                  146,595 /  63,601
-----------------------------------------------------------------------------------------------------------------------
Robert L. Swartwout           1,651      12,845           4,658 /    7,692                   32,514 /  47,071
-----------------------------------------------------------------------------------------------------------------------

   1) Difference between fair market value at December 31, 1998 of $15.625 and option exercise price.


Retirement Benefits

  The Company is a party to a Noncontributory Defined Benefit Pension Plan (the "Pension Plan"), established on December 31, 1957, which provides retirement benefits and certain death benefits. All regular full-time and part-time employees of the Company, Suburban Water Systems and New Mexico Utilities, Inc. who meet all eligibility requirements, including the completion of one year of service, are eligible to participate in the Pension Plan.

  Four executive officers of the Company and its participating subsidiaries are covered under the terms of the Pension Plan. The Company and its participating subsidiaries pay the entire cost of administering the Pension Plan. Non-Employee Directors are not eligible to participate in the Pension Plan. All of the trustees and administrators of the Pension Plan are currently officers or employees of the participating companies. Payments to the Pension Plan by the Company are computed on an actuarial basis to provide fixed benefits to employees in the event of retirement at specified ages.

  The following table indicates the approximate annual benefits that would be received by participants in the Pension Plan, based upon the assumptions indicated.




      5-Year Average
    Annual Compensation                 Estimated Annual Benefit for Years of Service Indicated


                                15 Years       20 Years        25 Years        30 Years        35 Years
---------------------------------------------------------------------------------------------------------
         $  80,000                 $23,300         $31,000        $ 38,800        $ 46,500       $ 54,300
           120,000                  35,300          47,000          58,800          70,500         82,300
           160,000                  47,300          63,000          78,800          94,500        110,300
           200,000                  59,300          79,000          98,800         118,500        138,300
           240,000                  71,300          95,000         118,800         142,500        166,300
---------------------------------------------------------------------------------------------------------

  The actual maximum amount of compensation that may be recognized for Pension Plan purposes according to the Internal Revenue Code (the "Code") was $160,000 in 1998. The maximum annual defined benefit in 1998 allowable under the Code was $130,000. These limits are subject to annual cost of living adjustments.

  The compensation on which benefits under the Pension Plan is based is limited to salary paid by the Company and certain subsidiaries and excludes bonuses and other forms of compensation. The amounts used in making the calculations under the Pension Plan for 1998 are based on July 1, 1998 base compensation as follows: Anton C. Garnier - $230,000, Peter J. Moerbeek - $170,000; Michael
O. Quinn - $151,000; and Robert L. Swartwout $108,000. At December 31, 1998, years of credited service of each of such individuals are 28, 3, 19, and 5 years, respectively. Benefits under the Pension Plan are not subject to offset for amounts received from Social Security or other sources.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Report of the Compensation Committee of the Board of Directors

Executive Officer Compensation Philosophy

     The compensation philosophy for executive officers is to ensure that compensation be directly linked to continuous improvements in the Company`s financial performance and increases in stockholder value. To implement the philosophy, the Committee is guided by the following objectives: (1) enable the Company to attract and retain highly qualified executives, (2) focus executives' efforts on the fulfillment of Company annual and long-term business objectives and strategies, and (3) ensure that a portion of executive compensation is tied to specific performance measures. The Committee has used various outside consultants in designing the current executive compensation plan.

Executive Compensation

     In determining the base salary of executives, the Committee considers individual performance, the performance of the operations directed by the executives, and the competitive salary levels of executives in companies of similar size and complexity. Competitive salary information, obtained primarily through published compensation surveys, is used to determine the reasonableness of total compensation, which includes base salary and incentive compensation. For executives other than the Chief Executive Officer, the Committee also considers the recommendations of the Chief Executive Officer.

Annual Incentive Compensation

     The Committee believes that the Company's short-term objectives are enhanced with annual performance-based incentive compensation for its executives. Annual incentive awards are based on meeting certain financial objectives for the Company and on an executive's achievement of goals in his or her area of responsibility. Executive performance objectives include both quantitative and qualitative criteria. As an executive's level of responsibility increases, a greater portion of potential total cash compensation is at risk in the form of annual performance-based incentives.

     Financial goals and performance-based measures are established by the Committee at the beginning of each year. Awards are made at the end of the year based on actual performance. Each year, the Committee establishes a performance threshold. No awards are made if the performance threshold is not met. In 1998, the results for the year exceeded the threshold set by the Committee, and incentive compensation awards were approved for the Company's executives.

Long-term Incentive Compensation

     The purpose of long-term incentives is to encourage and facilitate personal stock ownership by the executive officers and thus strengthen both their personal commitments to the Company and a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation links the officer's interests with those of the Company`s stockholders. Currently, the primary form of long-term incentive compensation is non-qualified stock options. The Committee approves stock options for all executives and managers.

     In determining the number of stock options awarded, the Committee considers a number of factors including the executive's pay level, responsibilities in the organization, and ability to significantly improve future financial results. In addition, the Committee compares the Company's option grant levels with similar industry practices.

Chief Executive Officer Compensation

     Anton C. Garnier has been President and Chief Executive Officer of the Company since November 1968 and has been Chairman of the Board since August 1996. The Committee reviewed Mr. Garnier's 1998 performance based on the performance of the Company as a whole and his performance with respect to quantitative and qualitative objectives approved at the start of the year by the Committee. The Committee carefully considered the Company's continuing improvements in financial results, including earnings improvement, new business development, return on equity and the creation of stockholder value. The Committee also evaluated Mr. Garnier's progress in attaining qualitative objectives in such areas as investor relations, planning for the Company's long-term future, setting strategic objectives, and communications. The Committee did not use specific weighting factors with respect to quantitative and qualitative performance measures. The Committee Chairman prepared a CEO performance evaluation, which was discussed with Mr. Garnier.

     In determining Mr. Garnier's performance for 1998, the Committee gave particular emphasis to the continuing improved operating results of the Company's contract operations subsidiary. After the Committee's deliberations, the Committee increased Mr. Garnier's annual salary to $240,000, effective January 1, 1999, and awarded him an incentive compensation amount of $120,000 for 1998. In addition, on February 4, 1999, the Committee awarded Mr. Garnier a stock option grant of 30,000 shares of the Company`s Common stock.

Compensation Committee

Monroe Harris (Chairman)
H. Frederick Christie
Richard G. Newman

March 31, 1999

                         ITEM 1  ELECTION OF DIRECTORS


The Board of Directors                                            Angeles Board of Public Works and is a founding and current
     The Board of Directors is divided into three classes,        member of the Pacific Council on International Policy.  She
currently consisting of two classes of three and one              is a board member of the International Women's Forum, the
class of two Directors each, whose terms expire at                Board of the Los Angeles Urban League and the Board of
successive annual meetings.  For 1999, the Class I                Governors of Town Hall of Los Angeles.  Ms. Kindel is a
Directors, consisting of two Directors, were scheduled            trustee for the International Foundation of Electoral
to be elected at our 1999 Annual Meeting for a                    Systems and serves on the board of the Los Angeles Amateur
three-year term expiring at our Annual Meeting in the             Athletic Foundation.  Ms. Kindel was elected a Director in
year 2002.                                                        1997.

     In March 1999, Michael J. Fasman, a Class I Director,              The persons named in the enclosed proxy intend to vote the
notified the Company that he would not seek reelection            proxy for the election of the nominee, unless you indicate
as a Director at the 1999 Annual Meeting.  Mr. Fasman is          on the proxy card that your vote should be withheld from the
an attorney and a partner of the law firm, Allen and              nominee. If you are voting by telephone, you will be
Fasman.  In recognition of Mr. Fasman's 24 years of               instructed how to withhold your vote from the nominee.  If
invaluable services performed as a Director, the Company          elected, the nominee will continue in office until her
conferred upon him the title of Director Emeritus.                successor has been elected, or until her resignation or
                                                                  retirement.

     The remaining Class I Director nominee is Maureen A.
 Kindel.  Ms. Kindel was elected to her current term of                There are no family relationships between any director and
 office at the last Annual Meeting of Stockholders.  We          any executive officer of the Company. None of the entities
 expect Ms. Kindel will be able to serve if elected.  If         by which the Directors are employed is related to the
 she is not able to serve, proxies may be voted for the          Company.  No Director is a director of any other corporation
 election of a substitute nominee recommended by the             subject to Sections 12 or 15(d) of the Securities Exchange
 Board.                                                          Act of 1934 or registered as an investment Company under the
                                                                 Investment Company Act of 1940.  No Director or executive
        Information About the Nominee for                        officer of the Company has been, during the last five years,
       Director Whose Term Expires in 1999                       involved in a legal proceeding of the type that would
                        Class I                                  require disclosure herein by the Securities Exchange Act of
                                                                 1934.  There are no arrangements or understandings between
     The following biographical summary as of March 31, 1999     any Director and any other persons pursuant to which any
was furnished to the Company by the nominee:                     director was or is to be selected as a Director or nominee of the Company or of any other Company.
     Maureen A. Kindel, 60, is president of Rose & Kindel, a
public affairs firm.  Ms. Kindel is past president of                       The Board of Directors recommends a
the City of Los                                                           vote FOR the election of these nominees
                                                                                         as Directors.

Directors Whose Terms Expire in 2000                                   Anton C. Garnier, 58, has been president and chief executive
              Class II                                           officer of the Company since 1968.   Mr. Garnier was first
                                                                 elected a director in 1968 and was elected Chairman of the
     Monroe Harris, 77, is a consultant and retired executive    Board in 1996.
vice president and director of Johns-Manville
Corporation. Mr. Harris was first elected a director in                Richard Kelton, 69, is an attorney and president of
1963.  He resigned from the Board in 1965 when he moved          Bollenbacher & Kelton, Inc., a commercial and residential
to New York.  Mr. Harris was reelected a director in             developer.  Mr. Kelton was first elected a director in 1969.
1987.
                                                                                      Executive Officers
     Donovan D. Huennekens, 62, is a partner of HQT Homes, a                         Who Are Not Directors
real estate development company and a director of Bixby
Ranch Company. Mr. Huennekens was first elected a                      Peter J. Moerbeek, CPA, 51, is our Chief Financial Officer,
director in 1969.                                                Secretary, and is President of  ECO Resources, Inc. (ECO), a
                                                                 subsidiary of the Company.  Mr. Moerbeek joined the Company
     Richard G. Newman, 64, is chairman, president, chief        in 1995 as Vice President Finance, Chief Financial Officer
executive officer, and a director of AECOM Technology            and Secretary.
Corporation, the parent of several subsidiaries that
provide architectural, engineering, construction,                      Thomas C. Tekulve, CPA, 47, joined us in February 1999 as
operations and maintenance services on an international          Vice President of Finance.  He oversees finance, accounting
basis.   He also serves on the board of 13 mutual funds          and information systems and provides guidance in strategic
managed by the Capital Research and Management Company.          planning for the Company and its subsidiaries.  Mr. Tekulve
Mr. Newman was first elected a director in 1991.                 has 24 years' experience in finance.

      Directors Whose Terms Expire in 2001                             Michael O. Quinn, 52, is President of Suburban Water
                    Class III                                    Systems, a subsidiary of the Company.  Mr. Quinn has been
                                                                 with the Company over 28 years, serving as treasurer of
     H. Frederick Christie, 65, is an independent consultant.    Suburban prior to his move to ECO as President and CEO
He retired in 1990 as president and chief executive              between 1985 and 1992.  He rejoined Suburban as Chief
officer of the Mission Group, a subsidiary of SCEcorp            Operating Officer, and was promoted to President of Suburban
(now Edison International), which oversaw SCEcorp's              in 1996.
non-utility businesses.  From 1984 to 1987, he served as
president of Southern California Edison Company, a                     Robert L. Swartwout, 57, joined the Company 7 years ago as
subsidiary of SCEcorp. Mr. Christie is a director of             President of New Mexico Utilities, Inc., a subsidiary of the
Ultramar Diamond Shamrock, IHOP Corp. and Ducommun               Company.  Mr. Swartwout is a registered professional
Incorporated.  He also serves on the boards of 19 mutual         engineer in New Mexico and New York and has over 30 years of
funds managed by the Capital Research and Management             experience with public utilities and state/federal
Company.   Mr. Christie was first elected a director in          regulatory agencies.
1996.
----------------------------------------------------------------------------------------------------------------------------

           ITEM 2  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP as the               If the stockholders fail to ratify the selection, the Board
Company's independent auditors for the year ending               will reconsider whether or not to retain that firm.  Even if
December 31, 1999, and has further directed that                 the selection is ratified, the Board in its discretion may
management submit the selection of independent auditors          direct the appointment of a different independent accounting
for ratification by the stockholders at the Annual               firm at any time during the year if the Board determines
Meeting.  KPMG LLP has audited the Company's financial           that such a change would be in the best interests of the
statements since 1978.                                           Company and its stockholders.

     Representatives of KPMG LLP are expected to be present at         The affirmative vote of the holders of a majority of the
the Annual Meeting and will have the opportunity to make         shares present in person or represented by proxy and
a statement if they so desire and will be available to           entitled to vote at the Meeting will be required to ratify
respond to appropriate questions.                                the selection of KPMG LLP.

     Stockholder ratification of the selection of KPMG LLP as                  Your Board of Directors unanimously
the Company's independent auditors is not required by                          recommends a vote in favor of Item 2.
the Company's Bylaws or otherwise.  However, the Board
is submitting the selection of KPMG LLP to the
stockholders for ratification as a matter of corporate
practice.
----------------------------------------------------------------------------------------------------------------------------

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION
                OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS





    Under the Company's Bylaws, certain                  2)  Proposals received after December 17,
procedures are provided for a stockholder to           1999 but prior to February 25, 2000 (90 days
nominate persons for election as Directors or          prior to the 2000 Meeting, which is tentatively
to introduce an item of business at an annual          scheduled for May 25, 2000) will not be
meeting of stockholders.  These procedures             included in the proxy statement and proxy
provide that any proposals for consideration           card but may be introduced at the 2000
at the Company's 2000 Annual Meeting of                Meeting.  The Company would exercise
Stockholders (the "2000 Meeting") must be              discretionary authority to vote proxies held by
submitted in writing to the Company's                  it at the 2000 Meeting.
Secretary on or before the following dates:

   1) For inclusion in the proxy statement               3)  Proposals received after February 25,
and proxy card, proposals must be received             2000 cannot be submitted for action at the
by the Company on or before December 17, 1999.         2000 Meeting.

                                                         All proposals should be submitted in writing to the
                                                       Company's Secretary at 225 North Barranca Avenue,
                                                       Suite 200, West Covina,  California  91791-1605.


      Whether or not you plan to attend the Meeting, please vote by telephone as instructed or mark, sign, date and promptly return the enclosed proxy in the envelope provided.



                                         By order of the Board of Directors,


                                         Peter J. Moerbeek
April 15, 1999                           Secretary

                                 DIRECTIONS TO
                            SOUTHWEST WATER COMPANY
                        ANNUAL MEETING OF STOCKHOLDERS
                          MAY 27, 1999 AT 10:00 A.M.

                              [MAP APPEARS HERE]

Suggested Route:
---------------
Exit the Harbor Frwy. (110) at 4th Street
Take 4th Street east to Olive Street, turn left. Hotel is about 100 yards on the left side of the street. Circular drive in front - complimentary valet parking.

                            Hotel Inter-Continental
                            -----------------------
                  Located on Bunker Hill At California Plaza
                            251 South Olive Street
                                Los Angeles, CA
                                (213) 617-3300

PROXY


                            SOUTHWEST WATER COMPANY
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1999
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     Anton C. Garnier and Peter J. Moerbeek, each with the power of substitution, are hereby appointed by the stockholder named on the reverse side of this Proxy to vote all eligible shares of common or preferred stock of Southwest Water Company at the Annual Meeting of Stockholders to be held on May 27, 1999, or any adjournments thereof, on the matters set forth on the reverse side in accordance with any directions given by the stockholder and, in the discretion of the Proxy holders, on all other matters that may properly come before the Annual Meeting or any adjournment.

IMPORTANT - PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.







-------------------------------------------------------------------------------
                     x  FOLD AND DETACH PROXY CARD HERE x



                            Southwest Water Company


                            YOUR VOTE IS IMPORTANT


                       You can vote in one of two ways:


1. Mark, date, sign and return your proxy by detaching the top portion of this sheet and returning it in the enclosed envelope.

                                      OR

2. Call toll-free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

            SOUTHWEST WATER COMPANY ANNUAL MEETING OF STOCKHOLDERS

    The Board of Directors unanimously recommends a vote FOR the Director nominee and FOR the ratification of the appointment of independent auditors for 1999 fiscal year.


1. Election as directors of the nominees listed in the accompanying Proxy Statement.

    [ ]FOR the nominee listed below            [ ]WITHHOLD AUTHORITY to vote for
       (except as marked to the contrary below)   the nominee listed below

                               MAUREEN A. KINDEL

_________________________________________________________________________________________________________________________________
2.  Ratification of the appointment of KPMG LLP as the Company's                       FOR SHAREHOLDERS WITH
    independent auditors for 1999:                                                    MULTIPLE ACCOUNTS ONLY:
                                                                         Mark this box to discontinue receipt of an Annual
   [ ] FOR           [ ] AGAINST            [ ] ABSTAIN                  Report for this account   [   ]
_________________________________________________________________________________________________________________________________
   UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.


Prepared label includes:
#shares registered, Class of stock
Registered Name
Registered Street Address
Registered City,State,Zip             Voting by telephone on our toll-free
                                      number will expedite the tally of the
                                      votes.  Please see the instructions below.


Signature __________________________________________   Date: ___________
Note: Please sign your name as it appears on the label. Joint owners should both sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.
________________________________________________________________________________
                      x FOLD AND DETACH PROXY CARD HERE x


                               VOTE BY TELEPHONE

                       QUICK * * * EASY * * * IMMEDIATE


Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Call our toll-free number 1-800-840-1208 on a touch-tone telephone at any time of the day or night. There is NO CHARGE to you for this call.

You will be asked to enter the 11-digit Control Number located in the box in the lower right hand corner of this form.

________________________________________________________________________________
OPTION 1:TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS, PRESS 1.
________________________________________________________________________________

When asked, please confirm by pressing 1.

__________________________________________________________________________________________________
OPTION 2:IF YOU CHOOSE TO VOTE ON EACH ITEM SEPARATELY, PRESS 0. YOU WILL HEAR THESE INSTRUCTIONS:
__________________________________________________________________________________________________


Item 1:  To vote FOR ALL nominees, press 1;
         To WITHHOLD AUTHORITY for ALL nominees, press 9;
         To WITHHOLD AUTHORITY for an individual nominee, press 0 and listen to the instructions.

When asked, please confirm by pressing 1.


                        PLEASE DO NOT RETURN THIS PROXY
                      CARD IF YOU ARE VOTING BY TELEPHONE